UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2005

NAVARRE CORPORATION

(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7400 49th Avenue North, New Hope, MN 55428

(Address of principal executive offices)

Registrant’s telephone number, including area code: (763) 535-8333

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.02. Termination of a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit 10.1 Limited Waiver With Respect To Amended and Restated Credit Agreement dated March 15, 2005
Exhibit 10.2 Stock Purchase Agreement between Navarre Corporation and Michael Bell dated March 14, 2005
Exhibit 10.3 Registration Rights Agreement between Navarre Corporation and Michael Bell dated March 14, 2005
Exhibit 23.1 Consent of BDO Seidman LLP
Exhibit 99.1 Supplemental Information regarding Navarre and FUNimation Productions, LTD. and The FUNimation Store, Ltd. and Prof Forma Financial Information

Item 1.01. Entry into a Material Definitive Agreement

On March 15, 2005, Navarre Corporation (the “Company”) received a limited waiver from its secured lender, General Electric Capital Corporation (“GECC”) to the Amended and Restated Credit Agreement between Navarre and GECC, dated as of June 18, 2004, as amended, supplemented, restated or otherwise modified from time to time (the “Credit Agreement”). The limited waiver (a) permits the Company’s proposed note offering as described in its press release dated March 16, 2005; (b) permits the Company’s performance of the terms of the stock purchase agreement with Michael Bell described more fully below; and (c) the establishment and waiver of any security interest in any secured proceeds account funded in connection with the proposed note offering. The foregoing description of the limited waiver does not purport to be complete and is qualified in its entirety by reference to the waiver, which is attached hereto as Exhibit 10.1.

On March 14, 2005, the Company entered into a stock purchase agreement with Michael Bell pursuant to which, the Company purchased his twenty percent (20%) equity interest in our subsidiary. Encore Software, Inc., on such date, and as described below terminated the stock buy and sell agreement with Mr. Bell, the President of Encore. As a result of this transaction, we own 100% of Encore. The purchase price was $1,000,000 and up to 600,000 unregistered shares of Navarre common stock. The cash portion of the purchase price is payable on April 15, 2005 and 300,000 shares were issued on March 14, 2005. The remaining 300,000 shares may be issued upon achievement of certain agreed-upon financial targets relating to Encore over the next two years.

The shares issued to Mr. Bell may not be sold, assigned, exchanged, transferred or otherwise disposed of until the third anniversary date of receipt of the shares; provided, however, that up to 100,000 shares may be transferred each year after receipt. The Company also granted customary “piggyback” registration rights and a one-time demand registration right with respect to any shares received under the stock purchase agreement.

The foregoing description of the transactions with Michael Bell does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement and Registration Rights Agreement, which are attached hereto as Exhibits 10.2 and 10.3, respectively.

Item 2.02. Termination of a Material Definitive Agreement

In connection with the Michael Bell stock purchase transaction described above, the stock buy and sell agreement between and among Encore, Navarre and Mr. Bell dated August 24, 2002, was terminated by the parties thereto. Mr. Bell is the President of Encore.

Item 3.02. Unregistered Sales of Equity Securities

The Company issued 300,000 shares of its common stock to Michael Bell in connection with the stock purchase transaction described in more detail in Item 1.01 above.

Item 7.01. Regulation FD Disclosure

We are electing to furnish under Item 7.01 certain supplemental information concerning us and our business, FUNimation Productions, Ltd and The FUNimation Store, Ltd. (collectively “FUNimation”) and pro forma information regarding the proposed combination of us and FUNimation. This supplemental information is set forth as Exhibit 99.1 to this Current Report on Form 8-K. The Supplemental Information is being furnished, not filed, pursuant to this Item 7.01. Accordingly, the Supplemental Information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act unless specifically identified therein as being incorporated therein by reference.

Exhibit 99.1 contains forward-looking statements that are based on management’s current expectations and beliefs, but are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described. All statements in Exhibit 99.1, other than statements of historical fact, are statements that could be deemed forward-looking statements. These statements are based on assumptions and assessments made by our management in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes to be appropriate. These forward-looking statements are subject to a number of risks and uncertainties that could cause the results anticipated in such forward-looking statements to differ materially from actual results, including but not limited to:

•	our ability to continue relationships with major customers and vendors and penetrate new channels of distribution;

•	our ability to attract and retain qualified management personnel;

•	increased competition in our business segments;

•	demand for new and existing products;

•	seasonality in our business;

•	unanticipated developments that could occur such as litigation or catastrophic losses;

•	our ability to finance our working capital needs;

•	our dependence upon software developers and manufacturers;

•	changes in the environment for making acquisitions and dispositions, including the effect of any changes in accounting or regulatory requirements or in the market value of acquisition candidates;

•	our ability to integrate the FUNimation operations and other acquired businesses into our operations and operate such businesses profitably;

•	our revenues depend upon a small number of customers and properties;

•	our revenues are subject to consumer demand, which can be highly volatile;

•	our ability to protect our intellectual property rights;

•	our ability to achieve projected levels of efficiencies and cost reductions measures; and

•	other risks and uncertainties that affect the distribution sector generally including, but not limited to, economic, political, governmental and technological factors affecting our operations, markets, products, services and prices.

Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from such forward-looking statements due to the items noted above or other reasons. We disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the foregoing.

In some cases, forward-looking statements can be identified by words such as “may,” “will,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential” or “continue” or the negatives of these words or other comparable words. We have based these forward-looking statements on our beliefs and assumptions as well as information currently available to us. Forward-looking statements involve known and unknown risks and uncertainties that may cause our results, levels of activity, performance or achievements or those of our industry to be materially different from those expressed in or implied by the forward-looking statements. Except as required by law, we do not intend to update Exhibit 99.1, and assume no obligation and expressly disclaim any duty to update or revise any information contained therein.

Item 8.01. Other Events

On March 15, 2005, GECC provided the Company with a commitment to amend and restate its existing senior secured credit agreement. The Company expects this amendment and restatement will, among other things, entitle the Company to borrow up to $75.0 million, subject to a borrowing base requirement, for working capital and general corporate purposes, with up to $20.0 million of such amount available to fund certain acquisitions. This new facility is anticipated to mature four years from closing of the amendment and restatement. The Company anticipates that the interest rate for borrowings related to acquisition in the amendment and restatement will be the same as the current rate for borrowings made in connection with working capital and general corporate purposes, and that the covenants will remain generally consistent with the existing facility. We also expect that the covenant requiring that we maintain a minimum amount of excess availability will be reduced from $10.0 million to $5.0 million in the amendment and restatement. There is no assurance that the Company and GECC will agree to amend and restate the agreement or that if such amendment and restatement occurs that the terms and conditions will be as specified above.

Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits

10.1	Limited Waiver With Respect To Amended and Restated Credit Agreement dated March 15, 2005

10.2	Stock Purchase Agreement between Navarre Corporation and Michael Bell dated March 14, 2005

10.3	Registration Rights Agreement between Navarre Corporation and Michael Bell dated March 14, 2005

23.1	Consent of BDO Seidman, LLP

99.1	Supplemental Information regarding Navarre and FUNimation Productions, Ltd. and The FUNimation Store, Ltd. and Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVARRE CORPORATION
Dated: March 16, 2005	By:	Eric H. Paulson
Eric H. Paulson
		Title:	Chairman of the Board, President and Chief Executive Officer